UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (904)-496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 4, 2024, at a special meeting of the Company’s stockholders (the “Special Meeting”), the Company’s stockholders voted on the following four (4) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed on September 30, 2024 with the Securities and Exchange Commission.

The final results for Proposals 1 - 4 are as follows:

Proposal No. 1

The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,531,618	1,059,827	36,611	0

Proposal No. 2

The stockholders approved, the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024, pursuant to a securities purchase agreement with the purchasers named therein (the “Arena Investors”), dated August 12, 2024, including upon the conversion of debentures issued or issuable to the Arena Investors and upon the exercise of warrants issued or issuable to the Arena Investors. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,115,148	211,950	2,088	2,298,870

Proposal No. 3

The stockholders approved, the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 12, 2024, pursuant to a private equity line purchase agreement with Arena Business Solutions Global SPC II, LTD (“Arena Global”), dated August 12, 2024, including commitment fee shares issued or issuable to Arena Global. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
8,961,098	365,824	2,264	2,298,870

Proposal No. 4

The stockholders approved the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 and/or Proposal 3. The stockholders approved the adjournment; however, the Board of Directors determined an adjournment was not necessary. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,726,733	883,659	17,664	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation

Dated: November 8, 2024	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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